SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                              FORM 8-K/A-NUMBER 1

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              December 5, 1995



                          BANYAN STRATEGIC REALTY TRUST
            (Exact name of Registrant as specified in its charter)


  Massachusetts                 0-15465                   36-3375345
(State of or other         (Commission File             (I.R.S. Employer
 jurisdiction of                Number)                   Identification
 incorporation)                                             Number)



150 South Wacker Drive, Suite 2900, Chicago, IL                    60606
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (312) 553-9800

This document consists of 5 pages.
Exhibit index is located on page 4.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      Financial Statements and Pro Forma Financial Information:

      (i)   Newtown Distribution Center (see attached).

      (ii)  Lexington Business Center (see attached).


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 1, 1996                  BANYAN STRATEGIC REALTY TRUST
                                          (Registrant)

                                    By:   /s/ Joel L. Teglia
                                          ---------------------------------
                                          Vice President, Chief Financial and
                                          Accounting Officer